UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549



                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934


       April 25, 2005                     333-101960
   Date of Report (Date of          Commission File Number
  earliest event reported)


                YUKON GOLD CORPORATION, INC.
   (Exact name of registrant as specified in its charter)


          Delaware                        98-0413063
(State or other jurisdiction           (I.R.S. Employer
     of incorporation or           Identification Number)
        organization)


                       347 Bay Street
                         Suite 408
                  Toronto, Ontario M5H 2R7
    (Address of Principal Executive Offices) (Zip Code)


                       (416) 865-9930
    (Registrant's telephone number, including area code)



 Item 1.01  Entry Into a Material Definitive Agreement

     Yukon Gold Corporation, Inc. ("Yukon Gold") entered into an agreement as of April 18, 2005,with Union Securities Ltd. ("Union") to undertake the private placement, on a best efforts basis outside the United States, of up to Cdn $7.2 million of Special Warrants. The Special Warrants will be exercisable for: (a) Units consisting of one common share of Yukon Gold and one-half common share purchase warrant, or
(b) Flow-Through Units where each Flow-Through Unit consists of one "flow through share" of Yukon Gold and one-half common share purchase warrant. So-called "flow through shares" entitle Canadian investors to certain tax credits under Canadian tax law.

     Each whole-share purchase warrant underlying a Unit will be exercisable for two years from the date of the closing of the private placement of Special Warrants at a purchase price of Cdn $1.50 per share or Cdn $1.50 per "flow through share," as the case may be.

     The Special Warrants exercisable for Units will have an issue price based upon Cdn $1.00 per Unit. The Special Warrants exercisable for Flow-Through Units will have an issue price based upon Cdn $1.10 per Flow-Through Unit. Yukon Gold will offer up to Cdn $5 million of Special Warrants exercisable for Units and Cnd. $2.2 million of Special Warrants exercisable for Flow-Through Units.

     If the private placement is successful the net proceeds will be used by Yukon Gold to accelerate development and exploration plans for its sulphide resource and gold/silver property in the Yukon Territories of Canada as well as fund potential additional property acquisitions.

     The agreement with Union is subject to Union's due diligence and negotiation and execution of a formal agency agreement prior to closing of the private placement. The agreement contemplates that Yukon Gold will apply for a listing of the shares underlying the Units (including shares underlying the share purchase warrants) on a Canadian Exchange and file a prospectus with the Ontario Securities Commission to qualify the shares and shares underlying the share purchase warrants for sale in Canada. The agreement further provides that Yukon Gold will file a registration statement with the United States Securities and Exchange Commission covering the re-sale of the underlying shares in the United States. Union is permitted to include other placement agents in the offering, including IBK Capital. In the event that the Canadian listing and a final receipt for the prospectus has not been obtained within four months following the closing of the private placement of the Special Warrants, or Yukon Gold has not registered the shares and the shares underlying the warrants for sale in the U.S., Yukon Gold will be obligated to issue additional shares and warrants upon conversion of the Special Warrants equal to 10% of the securities subscribed for by the holder. The Special Warrants automatically convert into Units upon obtaining a listing and final receipt for a prospectus in Canada or 181 days following the closing of the private placement.

     Yukon Gold agreed not to issue any of its securities, subject to certain exceptions for existing obligations, for a period of 90 days following the closing of the private placement.

     Union will receive a commission equal to 9% of the amount placed in the private offering. In addition, Union will receive broker options equal to 10% of the securities placed. The broker options will be exercisable at the issue price offered to investors and will have a term of two years. Union also will be entitled to an over-allotment option to purchase additional Special Warrants in an amount equal to 15% of the aggregate Special Warrants placed at the closing of the Special Warrant private placement. The over-allotment option price is equal to the issue price and will be exercisable for up to 10 days following the closing of the Special Warrant private placement. Union is entitled to reimbursement for its expenses related to the offering. Union is to receive a Work Fee, which will be credited against payment of the commission, of Cdn $25,000, of which Cdn $10,000 was paid on March 23, 2005 and the balance is to be paid on or before April 30, 2005 or when funds are available. In addition, Union will receive a sponsorship fee of $25,000 if a sponsor is required for the Canadian listing.


Item 5.02   Departure of Directors or Principal Officers;
            Election of Directors; Appointment of
            Principal Officers

     Malcolm Slack resigned as a director of Yukon Gold effective as of March 29, 2005. There were no disagreements between Mr. Slack and management of Yukon Gold or other directors of Yukon Gold concerning Yukon Gold.

Item 9.01   Financial Statements and Exhibits.

     Exhibits

     99.1 Press Release of Yukon
          Gold Corporation, Inc. dated April 13, 2005
          entitled, "Yukon Gold Corporation Inc. Plans $7.2
          Million Financing with Sponsorship for Canadian
          Listing"

     99.2 Press Release of Yukon Gold
          Corporation, Inc. dated April 26, 2005 entitled,
          "Yukon Gold Corporation Inc. Revises $7.2 Million
          Financing Terms"

     99.3 Agreement between Yukon Gold and Union Securities
          Ltd. dated April 18, 2005





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        YUKON GOLD CORPORATION, INC.


Date: April 25, 2005    By:  /s/Stafford Kelley
                        Name:   Stafford Kelley
                        Title:  Secretary

                                                Exhibit 99.1

                    For Immediate Release

                 YUKON GOLD CORPORATION, INC

  Yukon Gold Corporation Inc. Plans $7.2 Million Financing with Sponsorship for Canadian Listing

Toronto,  Canada, April 13th, 2005, Yukon Gold Corporation,
Inc. ("Yukon Gold"),(OTCBB: YGDC) today announced that it has entered into an agreement with a placement agent on a best efforts basis to raise up to $7.2 million by way of private placement. The private placement consists of up to 5 million units and up to 2 million flow through units.
Each unit will consist of one common share and a one-half share purchase warrant. Each whole share purchase warrant will be exercisable for two years from the date of closing of this placement. This financing is projected to close on or about May 30, 2005. The units are being offered outside the United States and will not be available to U.S.
persons. Union Securities Ltd. has agreed to act on behalf of Yukon Gold as sponsor for the Canadian listing.

Mr. Warren Holmes, Chairman & CEO of Yukon Gold commented on these events, stating that "Having the necessary capital to finance the company's growth is our number one priority. This growth strategy also includes a planned Canadian listing which will allow us to build a strong presence in our own back-yard."

The net proceeds from the financing will be used by Yukon
Gold to accelerate development and exploration plans on its massive sulphide resource and gold/silver property in the Yukon as well as fund potential property acquisitions.

The securities to be offered by Yukon Gold have not been registered under the Securities Act of 1933 in the United
States and may not be offered or sold in the United States without such registration or an applicable exemption from registration.

About Yukon Gold

Yukon Gold Corporation, Inc. is an active and progressive public junior exploration and development company trading on the NASDAQ OTCBB under the symbol "YGDC". The Company's main focus is its newly acquired VMS deposit (Marg Property) and its Mount Hinton gold and silver exploration project in the Central Yukon Territory of Canada. These properties lie within the Tombstone Gold Belt, world renowned for the discovery of major gold and base metal deposits. Within immediate proximity to the Company's Projects are a number of idle, former producing mines and drill indicated resources which Yukon Gold plans to target for acquisition. Currently, there are approximately 10 million of the Company's common shares outstanding.

Corporate Contact:               Investor Relations Contact:

Yukon Gold Corporation, Inc.     First Canadian Capital
Paul Gorman                      Dan Boase
(416)865-9869                    Vice President
Toll Free(800)295-0671           (416)742-5600
E:pgorman@yukongoldcorp.com      E:dboase
                                   @firstcanadiancapital.com

      Company Website:  www.yukongoldcorp.com

FORWARD-LOOKING STATEMENTS: This news release contains certain "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended. Except for statements of historical fact relating to the company, certain information contained herein constitutes forward-looking statements. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved ininterpreting drilling results and other ecological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs andexpenses, uncertainties relating to the availability and costs of financing needed in the future and other factors. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements.

                                                Exhibit 99.2


                 YUKON GOLD CORPORTION, INC.

 Yukon Gold Corporation Inc. Revises $7.2 Million Financing
                            Terms

Toronto, Canada, April 26th, 2005, Yukon Gold Corporation, Inc. ("Yukon Gold"), (OTCBB: YGDC) announced that it has revised the terms of the $7.2 million best efforts financing announced on April 13, 2005 from a Unit offering to a Special Warrant offering and will file a full prospectus in Ontario.

The Company's agreement with the placement agent has been amended to reflect the change to 5 million Special Warrants and 2 million Flow-Through Special Warrants. Each Special Warrant purchased entitles the holder to acquire one common share and one-half of one whole common share purchase warrant, at no additional cost. The Special Warrants will be automatically exercised on the earlier of, receipt for the final prospectus or 181 days following the closing date. If the final prospectus and Canadian listing are not obtained within 4 months of the closing date, the Company will be required to issue additional securities equal to 10% of those subscribed for by the investors. This financing is projected to close on or about May 30, 2005. The units are being offered outside the United States and will not be available to U.S. persons. Union Securities Ltd. has agreed to act on behalf of Yukon Gold as sponsor for the Canadian listing.

The net proceeds from the financing will be used by Yukon Gold to accelerate development and exploration plans on its massive sulphide resource and gold/silver property in the Yukon as well as fund potential property acquisitions.

The securities to be offered by Yukon Gold have not been registered under the Securities Act of 1933 in the United States and may not be offered or sold in the United States without such registration or an applicable exemption from registration.

About Yukon Gold

Yukon Gold Corporation, Inc. is an active and progressive public junior exploration and development company trading on the NASDAQ OTCBB under the symbol "YGDC". The Company's main focus is its newly acquired VMS deposit (Marg Property) and its Mount Hinton gold and silver exploration project in the Central Yukon Territory of Canada. These properties lie within the Tombstone Gold Belt, world renowned for the discovery of major gold and base metal deposits. Within immediate proximity to the Company's Projects are a number of idle, former producing mines and drill indicated resources which Yukon Gold plans to target for acquisition. Currently, there are approximately 10 million of the Company's common shares outstanding.

Corporate Contact:               Investor Relations Contact:

Yukon Gold Corporation, Inc.     First Canadian Capital
Paul Gorman                      Dan Boase
(416)865-9869                    Vice President
Toll Free(800)295-0671           (416)742-5600
E:pgorman@yukongoldcorp.com      E:dboase
                                   @firstcanadiancapital.com

      Company Website:  www.yukongoldcorp.com

FORWARD-LOOKING STATEMENTS: This news release contains certain "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended. Except for statements of historical fact relating to the company, certain information contained herein constitutes forward-looking statements. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved ininterpreting drilling results and other ecological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs andexpenses, uncertainties relating to the availability and costs of financing needed in the future and other factors. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements.

                                                Exhibit 99.3


            [LETTERHEAD OF UNION SECURITIES LTD.]


Yukon Gold Corporation, Inc.                 April 18, 2005
347 Bay Street
Suite 408
Toronto, Ontario
M5H 2R7

Attention:  Stafford Kelley
            Secretary, Treasurer and Director

Re:  Proposed Private Placement of
     Units and "Flow Through" Units

Dear Mr. Kelley:

Subject to the terms and conditions contained herein, Union Securities Ltd. ("Union Securities or the "Agent") would be pleased to act on behalf of Yukon Gold Corporation, Inc. ("Yukon Gold" or the "Corporation") as agent in connection
with  a proposed  best  efforts  private  placement  on   a
commercially reasonable basis of Special Warrants exercisable for (a) Units, each unit consisting of one common share and one-half common share purchase warrant and
(b) Flow-Through Units, each unit consisting of one flow through share and one-half common share purchase warrant, (collectively the "Offering") issued by Yukon Gold pursuant to the general terms and conditions (subject to all necessary regulatory approvals) set out in the term sheet attached as Schedule "A". The purpose of this letter is to set forth our mutual understanding of the terms of our engagement.

The Agent proposed the following terms and conditions:

Agency Agreement:   The Agent and Yukon Gold, prior to the
                    Closing of the Offering will negotiate,
                    in good faith, an agency agreement which shall incorporate the terms and conditions hereof and contain such additional representations, warranties, covenants, indemnities, contribution provisions and conditions customary for transactions of this nature, including due diligence out, market out, disaster out and material change out provisions.

Conditions:         The Offering will be made outside the
                    U.S. pursuant to an exemption from
                    registration under the U.S. Securities
                    Act of 1933, as amended (the "Securities
                    Act") known as Regulation S. The shares
                    and warrants (and upon exercise, the
                    shares underlying the warrants) received on exercise of the Special Warrants will be considered "restricted securities" under applicable U.S. securities laws and therefore cannot be re-sold, pledged, assigned or otherwise disposed of in the United States unless (i) they are subsequently registered under the
                    Securities Act or (ii) an exemption from such registration is available for the re-sale of such securities and an opinion of counsel acceptable to the Corporation that the transfer is not in violation of any federal or state securities laws or regulations is provided to the Corporation. The
                    Corporation will apply to have the
                    shares and the shares underlying the
                    warrants listed on a Canadian stock
                    exchange(an Exchange) where the shares
                    may be re-sold by the investors to non-
                    U.S purchasers pursuant to an exemption
                    from registration in the U.S.

Due Diligence:      Yukon Gold shall allow the Agent and its
                    representatives to conduct all due
                    diligence investigations that the Agent
                    may reasonably require to  fulfill  its
                    obligations as Agent. Such due diligence shall be completed to the satisfaction of the Agent prior to the Closing of the Offering.

Syndication         The Agent will be permitted to syndicate
                    the Offering. Any syndicate will include
                    IBK Capital. The Agent, and any
                    syndicated agent, shall offer the Units
                    only to non-U.S. residents pursuant to
                    Category 3 of Rule 903 of Regulation S.

Issuance of         Yukon Gold covenants with the Agent
Securities:         that it will not issue or announce the
                    issuance of any common shares of  Yukon
                    Gold or any securities convertible into
                    or exchangeable for or exercisable to
                    acquire common shares of Yukon Gold
                    during a period commencing on the date
                    of Closing and for a period of 90 days
                    thereafter, other than pursuant to:

                    a) presently outstanding rights, options,
                       warrants and other convertible securities which have been granted or issued subject to regulatory approval and as previously disclosed in writing to the Agent;

                    b) options currently outstanding or granted to
                       officers, directors or employees of Yukon
                       Gold or any subsidiary thereof pursuant to existing stock option plan; or

                    c) any arm's length acquisition effected by
                       Yukon Gold:

Work fee:           Yukon Gold will pay the agent a non-
                    refundable work fee of $25,000.00, which will be credited against commissions payable.

Currency:           All amounts are in Canadian dollars
                    unless otherwise stated.

Indemnity:          The  indemnity appended as Schedule  "B"
                    hereto is incorporated herein by
                    reference and forms a part of this
                    Agreement.  The provisions of Schedule
                    "B" shall survive completion of the
                    Offering and shall continue in full
                    force and effect to the benefit of the
                    Agent.

                    This agreement will be governed by the
                    laws of the Province of Ontario.

Prospectus, Listing
& Registration:     The Corporation will undertake to become
                    a  reporting issuer in Ontario, Alberta,
                    British Columbia and other jurisdictions
                    as  mutually agreed and list its  common
                    shares in Designated Offshore Securities
                    Markets  (a"DOSM" or an "Exchange"), as
                    that term is defined in  Rule  902  of
                    regulation S.   The Corporation will,
                    following closing, file a prospectus
                    with the Ontario Securities Commission
                    and apply to an Exchange to have its
                    shares listed on an Exchange. The
                    Corporation also undertakes to file a
                    registration statement under the
                    Securities Act to register the shares
                    and shares underlying the warrants for
                    sale in the US.  Failure to clear the
                    prospectus and obtain the Exchange
                    listing or have the shares cleared for
                    trading in the US within four months of
                    the closing will trigger a penalty of an additional 10% of shares and warrants being issued on exercise of the Special
                    Warrants to the purchasers as
                    contemplated herein for no additional
                    consideration.  The parties anticipate
                    that shares issued to non-U.S.
                    investor/purchases may be re-sold by
                    such investor/purchasers pursuant to
                    Rule 904 of Regulation S on the Exchange without registration under the
                    Securities Act in the US.  The Agent
                    undertakes to prepare and file any
                    sponsorship letter required by the
                    Exchange to obtain the listing for an
                    additional fee of $25,000.

The forgoing supersedes the previous engagement letter dated March 22, 2005 and the addendum letter dated March 24, 2005. The Agent acknowledges receipt of $10,000 of the $25,000 work fee with the remaining $15,000 to be payable on April 30, 2005 or as funds are available. The parties hereto have executed this letter of engagement as of the date first written above.


Union Securities Ltd.


Per: /s/ John Thompson
         John Thompson
         CEO & Director


Yukon Gold Corporation, Inc.


Per: /s/ Stafford Kelley
         Stafford Kelley
         Secretary, Treasurer and Director